Exhibit 99.1

Ms. Julia R. Brown and Mr. Davey S. Scoon Join Biodel Board of Directors

DANBURY, Conn., Apr. 26, 2012 -- Biodel Inc. (Nasdaq: BIOD) today announced the appointments of Ms. Julia R. Brown and Mr. Davey S. Scoon to its Board of Directors. The company also announced that Mr. Donald M. Casey has resigned from the Board to attend to his recent appointment as Chief Executive Officer (CEO) of Cardinal Health’s Medical Segment and that Dr. Charles Sanders has resigned from the Board and been named Chairman Emeritus.

Ms. Julia R. Brown has held a variety of executive positions over her 40 year career in the pharmaceutical industry. From 2000-2003, Ms. Brown was Executive Vice President of Amylin Pharmaceuticals, Inc., responsible for commercial operations. She served as Advisor to the CEO until 2008. Prior to joining Amylin, Ms. Brown was Executive Vice President of Dura Pharmaceuticals, Inc. Ms. Brown spent over 25 years with Eli Lilly and Company in progressively more senior roles including Vice President of IVAC Corporation and General Manager of its Vital Signs Division and Vice President of Worldwide Marketing for Hybritech.

Ms. Brown is currently a member of the board of directors of Targacept, Inc. and serves as chair of its compensation committee. She has previously served on the board of directors of several other development stage pharmaceutical or biopharmaceutical companies. She is a member of the National Association of Corporate Directors, Women Corporate Directors and is a member of the board of Corporate Directors Forum—all organizations which are dedicated to high standards of professionalism in corporate governance. Ms. Brown chairs the board of trustees of the UC San Diego Foundation. She is a member of the board of CONNECT, an organization that fosters innovation, entrepreneurship and the formation of new companies in southern California. Ms. Brown is a graduate of Louisiana Tech University where she studied microbiology and biochemistry.

Mr. Davey S. Scoon’s business career has included senior executive positions in Finance and Administration across a range of industries including asset management, insurance, retailing and consumer products. His board leadership positions include board chair and audit chair positions in industries including mutual funds, health insurance and life sciences.

Mr. Scoon is currently the non-executive Chairman of Tufts Health Plan, Chair of the board of trustees for Allianz Global Investors and a board member and Audit Chair of AMAG Pharmaceuticals, Inc. and Orthofix International N.V. Previously he served as the Chairman of the audit committees of NitroMed, Inc. and CardioKine, Inc. In addition to his board work, Mr. Scoon is an adjunct professor teaching accounting at the University of Wisconsin-Madison.

Mr. Scoon is an audit committee financial expert having been a Chief Financial Officer in the manufacturing, financial services and retailing industries. He has an extensive background in risk management, has operated successfully in strictly regulated industries, has been involved in M&A activities throughout his career and has a thorough working knowledge of Sarbanes Oxley.

Mr. Scoon’s previous corporate experience includes Chief Administrative and Financial Officer of Tom’s of Maine, Inc., Chief Administrative and Financial Officer of Sunlife Financial U.S., Executive Vice President and Chief Operating Officer of Liberty Funds Group of Boston

Exhibit 99.1

(formerly Colonial Management) and Certified Public Accountant with Price Waterhouse & Company. Mr. Davey earned an MBA from Harvard Business School and a BBA in Business Administration from the University of Wisconsin.

Chairman of the Board Dr. Brian Pereira stated: “We are grateful for Dr. Sanders’ astute leadership during the past six years and are delighted he will preserve his association with the company as Chairman Emeritus. We extend our appreciation to Mr. Casey for his service to the Board and wish him well in his new role at Cardinal Health. As part of our strategic planning, the Board is pleased to be joined by Ms. Julia R. Brown and Mr. Davey S. Scoon. Julia brings both extensive commercial experience and corporate governance expertise to our Board and Davey brings a deep background in finance and has extensive experience serving other biotechnology boards. We look forward to benefitting from their substantial experience.”

Biodel’s President and CEO Dr. Errol B. De Souza stated: “The addition of Ms. Julia R. Brown and Mr. Davey S. Scoon to the Board of Directors clearly demonstrates Biodel's commitment to extending its outlook and improving its performance as we advance our clinical drug development programs. We welcome their insights and contributions in enhancing and executing our strategy to realize the full value of the company's assets."

About Biodel Inc.

Biodel Inc. is a specialty biopharmaceutical company focused on the development and commercialization of innovative treatments for diabetes that may be safer, more effective and more convenient for patients. We develop our product candidates by applying our proprietary formulation technologies to existing drugs in order to improve their therapeutic profiles. For further information regarding Biodel, please visit the company's website at www.biodel.com.

Safe-Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about future activities related to the clinical development plans for the company's drug candidates, including the potential timing, design and outcomes of clinical trials; and the company's ability to develop and commercialize product candidates. Forward-looking statements represent our management's judgment regarding future events. All statements, other than statements of historical facts, including statements regarding our strategy, future operations, future clinical trial results, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The company's forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, the success of our product candidates, particularly our proprietary formulations of injectable insulin that are designed to be absorbed more rapidly than the "rapid-acting" mealtime

Exhibit 99.1

insulin analogs presently used to treat patients with Type 1 and Type 2 diabetes; our ability advance a proprietary insulin formulation into a Phase 2 clinical trial in a timely manner; our ability to conduct pivotal clinical trials, other tests or analyses required by the U.S. Food and Drug Administration, or FDA, to secure approval to commercialize a proprietary formulation of injectable insulin; our ability to secure approval from the FDA for our product candidates under Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act; the progress, timing or success of our research, development and clinical programs, including any resulting data analyses; our ability to develop and commercialize a proprietary formulation of injectable insulin that may be associated with less injection site discomfort than Linjeta™ (formerly referred to as VIAject®), which is the subject of a complete response letter we received from the FDA; our ability to enter into collaboration arrangements for the commercialization of our product candidates and the success or failure of any such collaborations into which we enter, or our ability to commercialize our product candidates ourselves; our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others; the degree of clinical utility of our product candidates; the ability of our major suppliers to produce our products in our final dosage form; our commercialization, marketing and manufacturing capabilities and strategies; our ability to accurately estimate anticipated operating losses, future revenues, capital requirements and our needs for additional financing; and other factors identified in our most recent report on Form 10-Q for the quarter ended December 31, 2011. The company disclaims any obligation to update any forward-looking statements as a result of events occurring after the date of this press release.

BIOD-G

Contact: Seth D. Lewis, +1-646-378-2952

SOURCE Biodel Inc.

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